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                                                                  Exhibit 10(dd)

                                                                  EXECUTION COPY

                           AMENDMENT TO SUBORDINATED
                               SECURITY AGREEMENT

     THIS AMENDMENT (this "Amendment"), dated as of April 13, 2000, is by and between A M Medica Communications, Ltd. (the "Debtor") and Ann M. Holmes (the "Secured Party").

                                   WITNESSETH

     WHEREAS, the Debtor and the Secured Party have entered into that certain Subordinated Security Agreement dated as of October 24, 1998 (the "Security Agreement");

     WHEREAS, the parties hereto desire to amend the Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Debtor and the Secured Party, the Security Agreement is hereby amended as follows:

                                  DEFINITIONS

     Definitions.  Unless otherwise defined herein, capitalized terms used in
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this Amendment have the meanings provided in the Security Agreement.

                                   AMENDMENTS

     1.  Amendment to Section 6.   A new subsection (c) is hereby added to
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Section 6 of the Security Agreement and shall read as follows:

          (c) Notwithstanding anything contained in this Section 6 or any other provision of this Agreement, the Secured Party shall not exercise any of her rights or remedies with respect to the Collateral prior to the payment in full of the Superior Indebtedness by Access Worldwide Communications, Inc., formerly known as CulturalAccessWorldwide, Inc. No amendment shall be made to this Section 6(c) without prior written consent of Bank of America, N.A., formerly known as NationsBank, N.A., as agent with respect to the Superior Indebtedness.

     MISCELLANEOUS

     1.  Condition Precedent.  The execution of this Amendment is a condition
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precedent to the effectiveness of that certain Amendment Agreement and Waiver to be executed among Access Worldwide Communications, Inc. (the "Borrower"), certain subsidiaries of the Borrower,
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including the Debtor, Bank of America, N.A. as agent and the lenders party to that certain Credit Agreement among the foregoing, dated as of March 12, 1999.

     2.  Representations and Warranties of the Debtor.  The Debtor hereby
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represents and warrants that it:  (i) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable; and
(ii) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against the Debtor.

     3.  Representations of the Secured Party. The Secured Party hereby
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represents and warrants that she: (i) has had the opportunity to obtain the assistance of legal counsel in carefully reviewing, discussing and considering all terms of this Amendment; (ii) executes this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any other party; and (iii) has full and complete authorization and power to execute this Amendment in the capacities herein stated, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against her.

     4.  Limited Modification. Except as specifically amended hereby, the
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Security Agreement shall remain in full force and effect in accordance with its terms.

     5. No Oral Agreements. This Amendment may not be contradicted by evidence
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of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten agreements between the Debtor and the Secured Party.

     6.  Counterparts.  This Amendment may be executed by the parties hereto in
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several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     7.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     8.  Successors and Assigns. This Amendment shall be binding upon and inure
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to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the A M Medica Communications, Ltd. and Ann M. Holmes
have caused this Amendment to be duly executed on the date first above written.

                                          A M MEDICA COMMUNICATIONS, LTD.

                                          By:
                                          Name:
                                          Title:




_______________________________           ________________________________(SEAL)
Witness                                   Ann M. Holmes

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